SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               [AMENDMENT NO.   ]

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to §240.14a-11(c) or Section 240.14a-12

                            Fidelity Federal Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[X]  No fee required.
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     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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     2)  Aggregate number of securities to which transaction applies:
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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:________________________________________________
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     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

                    [LETTERHEAD OF FIDELITY FEDERAL BANCORP]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held December 22, 1999

         Notice is hereby given that the Annual Meeting of Shareholders of Fidelity Federal Bancorp ("Fidelity") will be held on December 22, 1999, at 8:30 o'clock a.m., local time, at the downtown office of United Fidelity Bank, fsb ("United"), 18 N.W. Fourth Street, Evansville, Indiana.

         The purposes of the meeting are:

         (1) To elect one director to the Board of Directors to serve for the ensuing term of three years and until his successor is duly elected and qualified;

         (2) To ratify the selection of Olive LLP, Certified Public Accountants, as independent public accountants of Fidelity for the fiscal year ending June 30, 2000; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Other than with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other matters which may properly come before the meeting. The Board of Directors of Fidelity has fixed the close of business on November 26, 1999, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment of the Annual Meeting.

                                            By Order of the Board of Directors

                                            /s/ JACK CUNNINGHAM

                                            JACK CUNNINGHAM
                                            Chairman of the Board of Directors
December 2, 1999

                   IMPORTANT--PLEASE MAIL YOUR PROXY PROMPTLY


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

-------------------------------------------------------------------------------

             The date of this Proxy Statement is December 2, 1999.

                                TABLE OF CONTENTS
                                -----------------

                                                                      Page

INTRODUCTORY STATEMENT...................................................1
         Proposals Presented.............................................1
         Voting Rights...................................................1
         Beneficial Ownership............................................3
         Proxies  .......................................................4
         Solicitation of Proxies.........................................4

ELECTION OF DIRECTORS....................................................5

INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS........5
         Certain Transactions and Other Matters Between Management
                  and Fidelity...........................................7
         Board Meetings..................................................8
         Board Committees................................................8

EXECUTIVE COMPENSATION AND OTHER INFORMATION.............................8
         Five-Year Total Shareholder Return..............................8
         Compensation Committee Report...................................9
         Compensation Committee Insider Participation...................10
         Summary Compensation Table.....................................11
         1993 Directors' Stock Option Plan..............................11
         1995 Key Employees' Stock Option Plan..........................12
         Options Grants in Last Fiscal Year.............................12
         Aggregate Option Exercises in Last Fiscal Year and Fiscal
                  Year-end Option Values Table..........................13
         Other Employee Benefit Plans...................................13
         Compensation of Directors......................................15
         Employment Contracts and Termination of Employment and
                  Change of Control Arrangements........................15
         Security Ownership of Management...............................15
         Section 16(a) Beneficial Ownership Reporting Compliance........17

RATIFICATION OF THE SELECTION OF AUDITORS OF FIDELITY...................17

SHAREHOLDERS PROPOSALS..................................................17

ADDITIONAL INFORMATION..................................................18

OTHER MATTERS...........................................................18

                                PROXY STATEMENT
           Annual Meeting of Shareholders of Fidelity Federal Bancorp
                        to be held on December 22, 1999


                             INTRODUCTORY STATEMENT

         This Proxy Statement is being furnished to the shareholders of Fidelity Federal Bancorp ("Fidelity") in connection with the solicitation of proxies by the Board of Directors of Fidelity for use at the Annual Meeting of Shareholders to be held on December 22, 1999, at 8:30 a.m., local time, at the downtown office of United Fidelity Bank, fsb ("United"), 18 N.W. Fourth Street, Evansville, Indiana and any adjournment thereof (the "Annual Meeting").

         Fidelity is a unitary savings and loan holding company based in Evansville, Indiana which owns all of the issued and outstanding stock of United, its savings bank subsidiary. United maintains four locations in Evansville. United also participates in various real estate activities including owning and managing housing developments through its wholly-owned subsidiaries:
Village Capital Corporation, Village Housing Corporation, and Village Management Corporation. United also offers an array of insurance products through Village Insurance Corporation.

Proposals Presented

         At the Annual Meeting, shareholders of Fidelity will be asked to consider and vote upon the election of one director to the Board of Directors of Fidelity to serve for an ensuing term of three years in accordance with Fidelity's Articles of Incorporation (which call for staggered terms for Fidelity's Board of Directors), to ratify the selection of Olive LLP, Certified Public Accountants, as independent public accountants of Fidelity for the fiscal year ending June 30, 2000, and to transact such other business as may properly come before the meeting or any adjournment thereof.

         If any other matters should properly come before the meeting, it is intended that the proxies will be voted, with respect to these matters, in accordance with the recommendations of the Board of Directors. Except with respect to procedural matters incident to the conduct of the meeting, management of Fidelity does not know of any additional matters that may properly come before the Annual Meeting.

         The Proxy Statement, the attached Notice and the enclosed proxy card are being first mailed to shareholders of Fidelity on or about December 2, 1999.

Voting Rights

         Only holders of shares of common stock of Fidelity of record at the close of business on November 26, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were 3,147,662 shares of common stock of Fidelity issued and outstanding. Such shares were held of record by approximately 506 shareholders. There are no other outstanding securities of Fidelity entitled to vote. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purpose of determining the approval of any matters submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. The nominee for election as director of Fidelity named in this Proxy Statement will be elected by a plurality of the votes cast. Action on the other items or matters to be presented at the Annual Meeting will be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

         Fidelity shareholders of record on the Record Date are entitled to one vote per share on any matter that may properly come before the Annual Meeting, except for the ability to cumulate votes with respect to the election of directors. The Articles of Incorporation of Fidelity provide that shareholders are entitled to cumulate votes for the election of directors. As such, each shareholder is entitled to vote, in person or by proxy, the number of shares owned by the shareholder for each nominee. Alternatively, each shareholder is entitled to cumulate votes for nominees and give one nominee a number of votes equal to the number of directors to be elected (1 for the Annual Meeting) multiplied by the number of votes to which that shareholder's shares are entitled, or distribute such votes the same principal among any number of the nominees as such shareholder deems appropriate. However, a shareholder may only cumulate votes for a nominee or nominees whose names have been properly placed in nomination prior to the Annual Meeting. The nominees receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Voting on all other matters to be submitted at the Annual Meeting is non-cumulative.

         The proxies will have full discretion and authority to vote cumulatively and to allocate votes among all or any of the nominees as the Board of Directors may determine. Such grant of discretion and authority to the proxy holders to vote cumulatively may be withheld by checking the box marked "withhold authority" on the enclosed proxy card. Ballots will be available at the Annual Meeting for shareholders desiring to vote in person.







                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Beneficial Ownership

         The following table sets forth information regarding the beneficial ownership of Fidelity's common stock as of November 26, 1999 by the only persons known by Fidelity to beneficially own 5% or more of the issued and outstanding shares of common stock of Fidelity.

--------------------------------------------------------------------------------------
    Name and Address of                    Amount and Nature of
      Beneficial Owner                   Beneficial Ownership (1)     Percent of Class
--------------------------------------------------------------------------------------
M. Brian Davis                                  795,206 (2)                 24.62%
700 S. Green River Road, Suite 2000
Evansville, IN  47715
--------------------------------------------------------------------------------------
Bruce A. Cordingley                             320,667 (3)                 10.03%
8888 Keystone Crossing, Suite 900
Indianapolis, IN 46240
--------------------------------------------------------------------------------------
Barry A. Schnakenburg                           256,708 (4)                  8.12%
8701 Petersburg Road
Evansville, IN 47711
--------------------------------------------------------------------------------------
First Financial Fund, Inc.                      202,900 (5)                  6.49%
c/o Wellington Management
75 State St
Boston, MA 02109
--------------------------------------------------------------------------------------
Wellington Management Company                   202,900 (6)                  6.49%
75 State St
Boston, MA 02109
--------------------------------------------------------------------------------------
Rahmi Soyugenc                                    171,720                    5.5%
119 LaDonna Blvd.
Evansville, IN 47711
--------------------------------------------------------------------------------------

(1) This information is based on Schedule 13D and 13G Reports filed by the beneficial owner with the Securities and Exchange Commission ("SEC") pursuant to applicable provisions of the Securities Exchange Act of 1934 ("Exchange Act"), as of November 26, 1999, and any other information provided to Fidelity by the beneficial owner. It does not reflect any changes in those shareholdings which may have occurred since that date. Beneficial ownership is direct except as otherwise indicated by footnote.

(2) Includes 3,796 shares owned by the spouse of Mr. Davis, 16,226 shares which Mr. Davis holds as custodian for his minor daughter (Elizabeth Davis); 15,294 shares which Mr. Davis holds as custodian for his minor son (Christopher Davis); and 5,580 shares which Mr. Davis holds as custodian for his minor daughter (Gabrielle Davis). Also includes 39,916 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors' Stock Option Plan and 42,720 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under Fidelity's 1995 Key Employees' Stock Option Plan. Also includes 99,018 shares of Fidelity owned by Maybelle R. Davis, the mother of Mr. Davis, as to which shares Mr. Davis has authority to vote pursuant to a power of attorney.

(3) Includes 196,783 shares held by Pedcor Investments, a limited liability company, of which Mr. Cordingley is a 41.985% owner and a co-chief executive officer and President; 6,835 shares held by the spouse of Mr. Cordingley; and 52,966 shares held by Gerald Pedigo, who together with Mr. Cordingley and others has filed a Schedule 13D as a "group" under
         Section 13(d)(3) of the Securities Exchange Act of 1934. The total also includes 39,916 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under Fidelity's 1993 Directors' Stock Options Plan and 8,587 shares which Mr. Cordingley, Pedcor Investments, and Mr. Cordingley's wife are entitled to purchase upon exercise of 31 warrants acquired pursuant to the 1994 Rights Offering.

(4) Includes 5,775 shares held by the spouse of Mr. Schnakenburg, 24,948 shares held by U.S. Industries Group, Inc., 52,263 shares held by Barry, Inc. and 40,378 shares held by BOAH Associates. The total also includes 13,497 shares which Mr. Schnakenburg has the right to acquire through the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan. The total also includes 74,109 shares of Fidelity pursuant to which Mr. Schnakenburg may exercise voting and investment power pursuant to a power of attorney.

(5) First Financial Fund, Inc., reports that it had sole voting power and shared dispositive power with respect to the reported shares. These shares are also included in the shares beneficially owned by Wellington Management Company, as investment adviser to First Financial Fund, Inc., as explained in footnote 6.

(6) Wellington Management Company ("WMC"), in its capacity as investment adviser, may be deemed to have beneficial ownership of these shares, which are owned by First Financial Fund, Inc. As of June 30, 1999, WMC reported that it had no voting power as to these shares, and shared dispositive power with First Financial Fund, Inc. (see footnote 5) as to all 202,900 shares.

Proxies

         Each properly executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions thereon. If no instructions are given, the proxy will be voted by the individuals designated as proxies in their discretion and with authority to cumulate votes.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by (i) attending the Annual Meeting, filing a written notice of revocation with the Secretary of the Annual Meeting and voting in person; (ii) executing a written instrument to that effect and delivering it to the Secretary of Fidelity prior to the Annual Meeting; or (iii) duly executing and delivering a later dated proxy to the Secretary of Fidelity prior to the Annual Meeting.

Solicitation of Proxies

         In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and certain employees who will not be specially compensated for such activity. Fidelity will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners. Fidelity will bear all expenses in connection with the solicitation of proxies for the Annual Meeting.

                          ITEM 1. ELECTION OF DIRECTORS
                          -----------------------------

         The Board of Directors of Fidelity is currently composed of eight members. Fidelity's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal in size as possible, with one class of Directors elected each year for a three-year term. The terms of Jack Cunningham and Robert
F. Doerter expire at the 1999 Annual Meeting of Shareholders. Mr. Cunningham has been nominated for re-election to a three-year term to expire at the 2002 Annual Meeting of Shareholders. Mr. Doerter met with the Executive Committee of the Board of Directors to declare his intention to retire from the Board and not stand for re-election. The Board of Directors, in accordance with the Articles of Incorporation of Fidelity, has decided to amend the by-laws of Fidelity to reduce the number of directors to seven upon completion of Mr. Doerter's term.

         Upon completion of Mr. Doerter's term and the reduction of the size of the Board of Directors to seven members, three directors will have terms expiring in 2000, three directors will have terms expiring in 2001, and one director will have a term expiring in 2002. In order to make the number of directors in each class as equal as possible, as required by Fidelity's Articles of Incorporation, at the next meeting of shareholders of Fidelity following the meeting on December 22, 1999 at which directors are elected, one individual will be elected to a term to expire in 2002 (a two year term) and two individuals will be elected to term to expire in 2003 (a three year term).

         If for any reason Mr. Cunningham becomes unable or is unwilling to serve at the time of the Annual Meeting, the person named in the enclosed proxy card will have discretionary authority to vote for a substitute nominee or nominees. It is not anticipated that Mr. Cunningham will be unavailable for election.

         At the Annual Meeting, proxies cannot be voted for a greater number of persons than the number of nominees named.

         The Board of Directors recommends that the shareholders vote FOR the election of Mr. Cunningham.

       INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

         The following sets forth information as to the nominee for election at the Annual Meeting, each Director continuing in office after the Annual Meeting, and each executive officer of Fidelity as of June 30, 1999, including their ages, present principal occupations, other business experience during the last five years, directorships in other publicly held companies, and the year they were first elected or appointed to the Board of Directors (if applicable). Each individual's service with Fidelity began at the formation of Fidelity in 1993, unless otherwise noted. In addition, all current Directors of Fidelity are also current Directors of United. Mr. Cunningham is currently a member of the Board of Directors.

         There are no arrangements or understandings between any of the Directors, executive officers or any other person pursuant to which any Director or executive officer has been selected for his or her respective position.

CURT J. ANGERMEIER  Age - 45, term expires in 2000.
------------------
Mr. Angermeier was appointed to the Board of Directors of Fidelity on March 21, 1996. Mr. Angermeier is a practicing attorney, concentrating on insurance law matters. Mr. Angermeier is a member of the Indiana Bar Association, Indiana Defense Lawyers Association and the Evansville Bar Association.

WILLIAM R. BAUGH  Age - 78, term expires in 2001.
----------------
Mr. Baugh is a Director of Fidelity and has been Chairman Emeritus of the Board of Directors since October 1994. Mr. Baugh served as Chairman of the Board of Directors of Fidelity from its formation in 1993 until October 1994. He has been a Director of United since 1955, was Chairman of the Board of United from 1979 until October 1994, and was President of United from 1970 until 1981 and from 1983 until 1986.

BRUCE A. CORDINGLEY  Age - 52, term expires in 2001.
-------------------
Mr. Cordingley is a Director of Fidelity and served as Chairman of the Board of Directors from October 1994 until April 1998, and served as Chief Executive Officer of Fidelity from June 1995 to March 1996. He continues to serve as a Director of Fidelity and as a Director of Village Management Corporation and Village Housing Corporation (the two service corporation subsidiaries of United involved in the management and ownership of affordable housing units) and Village Insurance Corporation. Mr. Cordingley has been a Director of United since 1992. Mr. Cordingley is an attorney and was a partner in the law firm of Ice, Miller, Donadio and Ryan in Indianapolis, Indiana from 1973 to February 1992. Mr. Cordingley is President of Pedcor Investments, a limited liability company, located in Indianapolis, Indiana, the principal business of which is real estate-oriented investment and development. Mr. Cordingley is also a Director of International City Bank, N.A. (Long Beach, California).

JACK CUNNINGHAM Age - 69, term expires in 1999.
---------------
Mr. Cunningham is a Director of Fidelity and has served as Chairman of Fidelity and United since April 1998. Mr. Cunningham served as Secretary of Fidelity and United from April 1998 until December 1998. He served as President of Fidelity from May 1994 through October 1994 and as President of United from May 1994 through December 1994. Mr. Cunningham again served as President and CEO of United from March 1997 until January 1998. Mr. Cunningham is Chairman of the Board of Village Management Corporation and Village Housing Corporation (the two service corporation subsidiaries of United involved in the management and ownership of affordable housing units), Village Capital Corporation, and Village Insurance Corporation. Mr. Cunningham has been a Director of United since 1985 and an officer of United since 1974.

M. BRIAN DAVIS  Age - 44, term expires in 2001.
--------------
Mr. Davis is a Director of Fidelity and has served as its President and Chief Executive Officer since November 1996. Mr. Davis is also a Director of United and has served as its Chief Executive Officer since January 1998. Mr. Davis previously served as Chief Operating Officer of Fidelity from June 1995 to November 1996. Mr. Davis is also a Director of Village Management Corporation and Village Housing Corporation (the two service corporation subsidiaries of United involved in the management and ownership of affordable housing units). Mr. Davis is the President of Village Management Corporation, Village Insurance Corporation, Village Housing Corporation, and Village Capital Corporation. Mr. Davis has been a Director of United since 1992. Mr. Davis was a partner in the Davis Brothers Real Estate Partnership, located in Evansville, Indiana, which has developed and managed commercial real estate throughout the Midwest. He is also currently President of Southern Investment Corporation, a real estate investment company.

DONALD R. NEEL  Age - 36, term expires in 2000.
--------------
Mr. Neel is a Director of Fidelity and serves as Executive Vice-President, Chief Financial Officer, and Treasurer of Fidelity, and as Executive Vice President and Chief Operating Officer of United. Mr. Neel also serves as Treasurer of Village Management Corporation, Village Insurance Corporation, and as Executive Vice President and Treasurer of Village Capital Corporation and Village Housing Corporation. Prior to joining United and Fidelity in 1993, Mr. Neel served as Vice-President and Controller of INB Banking Company, Southwest (successor to Peoples Bank) from May 1987 through April 1993.

BARRY A. SCHNAKENBURG  Age - 51, term expires in 2000.
---------------------
Mr. Schnakenburg is a Director of Fidelity and has served as a Director of United since 1990. Mr. Schnakenburg currently serves as a Director of Village Capital Corporation and as a Director and the Executive Vice-President and Chief Operating Officer of Village Insurance Corporation. Mr. Schnakenburg has served as the President of U.S. Industries Group, Inc. for the past 10 years. U.S. Industries Group, Inc. is a sheet metal and roofing contractor located in Evansville, Indiana.

Certain Transactions and Other Matters Between Management and Fidelity

         Directors and executive officers of Fidelity and United and their associates are customers of, and have had transactions with, Fidelity and United in the ordinary course of business. Comparable transactions may be expected to take place in the future. Directors of Fidelity may not obtain extensions of credit from Fidelity or United. Loans made to non-director officers were made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other persons. These loans did not involve more than the normal risk of collectibility or present other unfavorable features.

         The Office of Thrift Supervision ("OTS"), the primary federal banking regulatory agency of United, by regulation has provided that each director, officer, or affiliated person of a savings association, such as United, has a fundamental duty to avoid placing himself in a position which creates, or which leads to or could lead to, a conflict of interest or appearance of a conflict of interest having an adverse effect upon, among other things, the interests of the members of the savings association or the association's soundness. In addition, the OTS by regulation has stated that the fiduciary relationship owed by a director or officer of a savings association, such as United, includes the duty to protect the association and that the OTS would consider this duty to be breached if such individual would take advantage of a business opportunity for his own or another person's personal benefit or profit when the opportunity is within the corporate powers of the savings association (or its service corporation) and when the opportunity is of a present or potential practical advantage to the savings association. The members of the Board of Directors of Fidelity and United are aware of these regulations and requirements of the OTS and believe they have conducted, and intend to continue to conduct themselves in compliance with these requirements at all times.

Board Meetings

         Fidelity had 12 Board of Directors meetings during its fiscal year ended June 30, 1999. Each of the incumbent Directors of Fidelity attended at least 75% of the meetings of the Board of Directors and any committees upon which he served during the period which such individual served.

Board Committees

         The Board of Directors has a Nominating Committee which consists of M. Brian Davis (Chairman), Barry A. Schnakenburg, and Donald R. Neel. The Nominating Committee, whose purpose is to nominate directors for election to the Board of Directors, met twice during the fiscal year ended June 30, 1999. Under Fidelity's by-laws, no nominations for director, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting unless other nomination by shareholders are made in writing and delivered to the Secretary of Fidelity not later than the close of business on the tenth day following the date the notice of the Annual Meeting was mailed to shareholders. Shareholders who wish to recommend nominees must do so in writing to the Secretary of Fidelity as described above.

         The Board of Directors also has an Audit Committee consisting of Curt
J. Angermeier (Chairman), William R. Baugh, Robert F. Doerter and Barry A. Schnakenburg. The Audit Committee, whose purpose is to review audit reports, loan review reports, and related matters to ensure effective compliance with regulatory and internal policies and procedures, met four times during the fiscal year ended June 30, 1999. The members of the Audit Committee also serve as the committee authorized to direct the grant of options to eligible Key Employees under the 1993 Directors' Stock Option Plan and the 1995 Key Employees' Stock Option Plan.

         The Executive Committee of the Board of Directors serves as the Compensation Committee. The Executive Committee is currently composed of Jack Cunningham (Chairman), M. Brian Davis, Barry A. Schnakenburg, and Bruce A. Cordingley. The Executive Committee met eleven times during the fiscal year ended June 30, 1999. Mr. Davis meets with the Compensation Committee but abstains and recuses himself from discussions related to his compensation.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Five-Year Total Shareholder Return

         The following indexed graph indicates Fidelity's total return to its shareholders on its common stock for the past five years, assuming dividend reinvestment, as compared to total return for the NASDAQ Market Index and the Peer Group Index (which is a line-of-business index prepared by an independent third party consisting of savings and loan holding companies or federally chartered savings institutions with the same SIC number as Fidelity and which have been publicly traded for at least six years). The comparison of total return on investment for each of the periods assumes that $100 was invested on July 1, 1994, in each of Fidelity, the NASDAQ Market Index, and the Peer Group Index. The period prior to November 8, 1993 (the date Fidelity became the sole shareholder of United pursuant to a reorganization in which Fidelity exchanged one share of its common stock for each one share of common stock of United outstanding) reflects the stock of United.

                   Comparative 5-Year Cumulative Total Return
                        Among Fidelity Federal Bancorp,
                     NASDAQ Market Index and SIC Code Index

                             [GRAPHIC APPEARS HERE]

                     Assumes $100 Invested on July 1, 1994
                          Assumes Dividends Reinvested
                        Fiscal Year Ended June 30, 1999


                       1994   1995    1996    1997    1998    1999
                       -------------------------------------------
Fidelity Federal        100  181.69  189.05  184.83  129.60   59.82
SIC Code Index          100  116.53  146.85  230.16  324.00  267.05
NASDAQ Market Index     100  117.28  147.64  177.85  235.75  330.37

Compensation Committee Report

         Decisions on compensation of Fidelity's executives are made by the Executive Committee of the Board of Directors of Fidelity, which also serves as the Compensation Committee. All decisions of the Executive Committee relating to the compensation of Fidelity's officers are reviewed by the full board. Set forth below is a report submitted by Messrs. Cordingley, Davis, Cunningham and Schnakenburg, in their capacity as the Board's Executive Committee, addressing Fidelity's compensation policies for the fiscal year ended June 30, 1999 as they affected Fidelity's executive officers.

         Compensation Policies Toward Executive Officers.
         ------------------------------------------------

         The Executive Committee's executive compensation policies are designed to provide competitive levels of compensation to the executive officers and to reward officers for satisfactory individual performance and for satisfactory performance of Fidelity as a whole. There are no established goals or standards relating to performance of Fidelity which have been utilized in setting compensation of individual employees.

         Base Salary.
         ------------

         Each executive officer is reviewed individually by the Executive Committee, which includes an analysis of the performance of Fidelity. In addition, the review includes, among other things, an analysis of the individual's performance during the past fiscal year, focusing primarily upon the following aspects of the individual's job or characteristics of the individual exhibited during the most recent fiscal year: quality and quantity of work; supervisory skills; dependability; initiative; attendance; overall skill level; and overall value to Fidelity.

         Other Compensation Plans.
         -------------------------

         At various times in the past Fidelity has adopted certain broad based employee benefit plans in which the senior executives are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amount that may be contributed or the benefits that may be payable under the plans.

         Benefits.
         ---------

         Fidelity provides medical, defined benefit, and defined contribution plans to the senior executives that are generally available to the other Fidelity employees. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary and bonus for fiscal year 1999.

         Mr. Davis' 1999 Compensation.
         -----------------------------

         Regulations of the Securities and Exchange Commission require that the Executive Committee disclose the Committee's basis for compensation reported for any individual who served as the Chief Executive Officer during the last fiscal year. Mr. Davis' salary is determined in the same manner as discussed above for other senior executives. Mr. Davis did not participate in the deliberations of the Executive Committee with respect to his compensation level. See "Compensation Committee Insider Participation."

                Current Members of the 1999 Executive Committee:

                              Bruce A. Cordingley
                                 M. Brian Davis
                                Jack Cunningham
                             Barry A. Schnakenburg

Compensation Committee Insider Participation

         During the past fiscal year, Mr. Davis, a current officer of Fidelity, and Messrs. Cunningham and Cordingley, former officers of Fidelity, served on the Executive Committee. Mr. Davis did not participate in any discussion or voting with respect to his salary as an executive officer and was not present in the room during the discussion by the Executive Committee of his compensation.

         The following table sets forth, for the fiscal years ended June 30, 1999, 1998 and 1997, the cash compensation paid by Fidelity or its subsidiaries, as well as certain other compensation paid or awarded during those years, to the Chief Executive Officer of Fidelity at any time during the fiscal year ended June 30, 1999 and the executive officers of Fidelity whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 1999.

Summary Compensation Table

                                                                               Long-Term Compensation
                                                                         ----------------------------------
                                            Annual Compensation                  Awards            Payouts
                                     ---------------------------------   -----------------------   --------
                                                              Other                   Securities
                                                              Annual                   Underly-
                                                             Compen-     Restricted       ing                 All Other
   Name and Principal                                         sation       Stock       Options/      LTIP     Compen-
        Position             Year     Salary      Bonus       (1)(2)       Awards        SARs       Payouts   sation (3)
-------------------------   ------   ---------   --------   ----------   ----------   ----------   --------   ----------
M. Brian Davis,              1999    $ 233,692   $  0       $   19,200       0            0           0       $    2,841
President, CEO and           1998      226,646      0           19,200       0          15,000        0            2,343
Director                     1997      220,783      0           15,600       0            0           0            1,671



Donald R. Neel, Exec.        1999    $ 116,892   $  0       $   14,400       0          5,923         0       $    1,888
Vice President, CFO,         1998      103,164      0            8,400       0          7,500         0            1,547
Treasurer and Director       1997       89,619      0                0       0            0           0            1,356

(1) While officers enjoy certain perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus and are not required to be disclosed by applicable rules of the SEC.

(2) Consists of Directors' fees paid to Mr. Davis and to Mr. Neel for the fiscal years indicated.

(3) Includes contributions by Fidelity under Fidelity's Retirement Savings 401(k) Plan.

1993 Directors' Stock Option Plan

         The 1993 Directors' Stock Option Plan ("Directors' Plan") expired on August 1, 1998. It provided for the grant of non-qualified stock options to individuals who are directors of Fidelity or any of its subsidiaries to acquire shares of common stock of Fidelity for a price of not less than $2 above the average of the high and low bid quotations as reported by NASDAQ for the common stock of Fidelity for the five trading days immediately preceding the date the option is granted.

         No additional options may be granted under the plan; however, outstanding options shall remain in effect until they have been exercised, terminated, forfeited, or have expired. As such, options will be outstanding under the Directors' Plan through November 19, 2007. The number of shares and option exercise prices under the Directors' Plan have been adjusted to reflect a twenty percent stock dividend distributed in 1994, a 2.1 for 1 stock split in 1995, and a 10% stock dividend in 1996. As of September 15, 1999 there were options for 118,283 shares outstanding.

1995 Key Employees' Stock Option Plan

         The Key Employees' Plan provides for the grant of incentive stock options and non-qualified stock options to acquire shares of common stock of Fidelity for a price of not less than the fair market value of the share on the date which the option is granted. A total of 236,500 shares were reserved for issuance under the Key Employees Plan. The option price per share for each incentive stock option granted to an employee must not be less than the fair market value of the share of common stock on the date the option is granted. The option price per share for an incentive stock option granted to an employee owning 10% or more of the common stock of Fidelity must not be less than 110% of the fair market value of the share on the date that the option is granted. The option price per share for non-qualified stock options will be determined by the Administrative Committee of the Key Employees' Plan, but may not be less than 100% of the fair market value of a share of common stock on the date of the grant of the option.

         The Key Employees' Plan will expire on March 15, 2005, except outstanding options will remain in effect until they have been exercised, terminated, forfeited, or have expired. As such, options may be outstanding under the Key Employees' Plan through March 15, 2015. The number of shares and option exercise prices under the Key Employees' Plan have been adjusted to reflect a 2.1 for 1 stock split in 1995, and a 10% stock dividend in 1996.

Options Grants in Last Fiscal Year

         The following table provides details regarding stock options granted to Mr. Neel during the fiscal year ended June 30, 1999. No options were granted to Mr. Davis during last fiscal year. These options granted to Mr. Neel will vest only in the event of continuous employment through June 2000. In addition, in accordance with the rules of the Securities and Exchange Commission, there are shown the hypothetical gains or "options spreads" that would exist for respective options. These gains are based on assumed rates of annual compound stock price appreciation of five percent (5%) and ten percent (10%) from the date the options were granted over the full option term. Gains are reported net of the option exercise price, but before any effect of taxes. In assessing these values, it should be kept in mind that no matter what value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of Fidelity's stock at a future date, and that value would depend on the efforts of such executive to foster the future success of Fidelity for the benefit of all shareholders. The amounts reflected in the table may not necessarily be achieved.

                      Individual Grants In Last Fiscal Year

                                                                                                       Potential
                                     Percent of                                                   Realizable Value at
                                        Total                                                       Assumed Rates of
                       Number of       Options                        Market                          Stock Price
                        Shares       Granted to       Exercise       Price on                       Appreciation for
                      Underlying      Employees       or Base        Date of                          Option Term
                        Options       in Fiscal        Price          Grant        Expiration    ----------------------
       Name             Granted       Year (%)       ($/Share)      ($/Share)         Date         5% ($)      10% ($)
-------------------  -------------  -------------   ------------   ------------   -------------  ----------   ---------
Donald R. Neel           5,923          26.3%          $ 2.88         $ 2.50        01/28/09      $10,728      $27,186

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values Table

         The following table shows for the named executive officers the shares covered by both exercisable and non-exercisable stock options as of June 30, 1999. Neither Mr. Davis nor Mr. Neel exercised any options during the last fiscal year. The exercise price of all options held by Messrs. Davis and Neel exceed the fiscal year-end price of Common Stock.

                                      Number of Unexercised Stock
                                            Options 6/30/99
                                   --------------------------------------
                  Name                Exercisable         Unexercisable
           --------------------    -----------------    -----------------

           M. Brian Davis                39,916                   0(1)
                                         27,720                   0(2)
                                          9,000               6,000(3)

           Donald R. Neel                 4,500               3,000(3)
                                              0               5,923(4)

(1) The bid value of Fidelity's Common Stock at June 30, 1999 ($2.88 per share), was less than the exercise price ($6.22 per share).

(2) The bid value of Fidelity's Common Stock at June 30, 1999 ($2.88 per share), was less than the exercise price ($10.60 per share).

(3) The bid value of Fidelity's Common Stock at June 30, 1999 ($2.88 per share), was less than the exercise price ($10.81 per share).

(4) The bid value of Fidelity's Common Stock at June 30, 1999 ($2.88 per share), was the same as the exercise price ($2.88 per share).

Other Employee Benefit Plans

         Pension Plan
         ------------

         Fidelity currently participates in a defined benefit pension plan sponsored by the Financial Institutions Retirement Fund, a non-profit, tax qualified, tax-exempt pension plan and trust in which Federal Home Loan Banks, savings and loan associations and similar institutions participate ("Pension Plan"). All employees of Fidelity or its subsidiaries (which excludes non-employee Directors of Fidelity) (i) who have not attained age sixty (60) prior to being hired, and (ii) who work a minimum of 1000 hours per year are covered by the Pension Plan and become participants upon completion of one year of service and attainment of age 21. Participants are not required or allowed to make contributions to the Pension Plan.

         A participant in the Pension Plan is entitled to receive benefits based upon years of service for Fidelity or its subsidiaries and a percentage of the individual's average annual salary during the five (5) consecutive years of service which produce the highest such average without deduction for Social Security benefits. For purposes of computing benefits, "salary" includes an employee's regular base salary or wage inclusive of bonuses and overtime but is exclusive of special payments such as fees, deferred compensation, severance payments and contributions by Fidelity to the Pension Plan.

         Participants become fully vested in their benefits after completion of five (5) years of service. Upon attaining age sixty-five (65), participants become one hundred percent (100%) vested in their benefits provided by Fidelity under the Pension Plan, regardless of the number of their years of service. Benefits are payable at normal retirement age (age 65). The Pension Plan also contains provisions for the payment of benefits on the early retirement, late retirement, death or disability of a participant.

         The regular benefit under the Pension Plan to be paid on a participant's retirement is a monthly pension for the life of a participant with minimum guaranteed benefit of twelve (12) times the participant's annual retirement benefit under the Pension Plan. Thus, the regular form of all retirement benefits includes not only a retirement allowance, but also a lump sum retirement death benefit which is twelve (12) times the annual retirement benefit less the sum of such retirement benefits made before death. The Pension Plan provides that married participants will receive the regular retirement benefit in the form of an actuarially equivalent joint and survivor annuity. Optional forms of payments are available to all participants; however, married participants must obtain written spousal consent to the distribution of benefits in a form other than a joint and survivor annuity.

         According to the Pension Plan sponsor, the actuaries for the Pension Plan have determined that no contributions were required to be made to the Pension Plan by Fidelity for the plan year ended June 30, 1999.

         The following table shows estimated annual benefits payable at normal retirement to persons in specified remuneration classifications. The benefit amounts presented in the totals are annual pension amounts for the life of the participant, with a minimum guaranteed benefit of twelve (12) times the annual retirement benefit under the Pension Plan, for a participant at normal retirement (age 65) with the years of service set forth below with no deduction for Social Security or other offset amounts. The maximum compensation which may be taken into account for any purpose under the Pension Plan is limited by the Internal Revenue Code to $160,000 for 1999. As of July 1, 1999, M. Brian Davis had four and one-half years of service and Donald R. Neel had six years of service under the Pension Plan.

              Annual Benefit of Normal Retirement Years of Service

Highest Five-Year
 Average Annual
     Salary         10        15         20        25         30         35        40
----------------------------------------------------------------------------------------
    $  50,000     10,000    15,000     20,000    25,000     30,000     35,000    40,000
    $  75,000     15,000    22,500     30,000    37,500     45,000     52,500    60,000
    $ 100,000     20,000    30,000     40,000    50,000     60,000     70,000    80,000
    $ 125,000     25,000    37,500     50,000    62,500     75,000     87,500   100,000
    $ 150,000     30,000    45,000     60,000    75,000     90,000    105,000   120,000
    $ 175,000     35,000    52,500     70,000    87,500    105,000    122,500   140,000

         Retirement Savings Plan.
         ------------------------

         In 1994 Fidelity adopted a defined contribution plan under Internal Revenue Code Section 401(k) in which substantially all employees may participate. Under this plan, employees may contribute up to 15% of pay, and contributions up to 6% are supplemented by Fidelity contributions. Fidelity contributions are made at the rate of 25 cents for each dollar contributed by the participant. Participants may elect to have all or a portion of their contributions made on a tax-deferred basis pursuant to provisions in the plan meeting the requirements of Section 401(k) of the Internal Revenue Code. Fidelity's expense for the plan was $17,000 for the fiscal year ended June 30, 1999.

Compensation of Directors

         The Directors of Fidelity and United, who are the same individuals, are compensated for their services in the amount of $1,000 per month (or $12,000 per year) plus an additional $200 per month if the Director attends that month's regularly scheduled Board meeting. Executive Committee members receive an additional $400 per month for their services. The maximum compensation received by any Director for his or her service on the Board was $19,200 for the current year.

Employment Contracts and Termination of Employment and Change of Control Arrangements

         On December 1, 1997, Fidelity entered into severance agreements with Messrs. Davis and Neel. Each of these agreements by its terms terminated on December 1, 1999; however, the Board of Directors anticipates that it will extend these agreements for an additional year, subject to the approval of the OTS. Each agreement provides that if during the two year period following a change in control (as defined in the agreement), the executive is terminated for any reason other than cause (as defined in the agreement), disability, retirement or death, or if the executive resigns due to a reduction in his duties or responsibilities, a reduction in his compensation or benefits, or a requirement that he be based at a location other than Evansville, the executive is entitled to an amount equal to 2.99 times his average annual base salary and bonus, plus an amount computed by the actuary for Fidelity's retirement plan equal to the present value of the executive's accrued benefit (as defined in the plan) computed as if the executive had remained employed by Fidelity for two years after his termination of employment. In addition, Fidelity must maintain for the benefit of the executive for three years following termination all employee welfare plans and programs in which he was entitled to participate prior to termination, and reimburse the executive for the cost of obtaining such benefits for the first 24 months following termination. No payments may be made pursuant to the agreement if such payments would, among other things, be considered by a federal or state regulatory authority having jurisdiction over Fidelity an unsafe or unsound practice. From time to time Fidelity has entered into change of control agreements with other members of management. These agreements have been filed with the Securities and Exchange Commission as an exhibit on Form 10-K.

Security Ownership of Management

         The following table sets forth certain information as of November 26, 1999, with respect to the common stock of Fidelity beneficially owned by each Director of Fidelity and by all executive officers and directors as a group.

                                        Number of Shares     Percent of Class
        Name                              Beneficially              (1)
-------------------------------        ------------------   ------------------
Curt J. Angermeier (2)                         30,878               .98%
William R. Baugh (3)                           28,970               .92
Bruce A. Cordingley (4)                       320,667             10.03
Jack Cunningham (5)                            46,735              1.48
M. Brian Davis (6)                            795,206             24.62
Robert F. Doerter (7)                          10,563               .27
Donald R. Neel (8)                             20,250               .64
Barry A. Schnakenburg (9)                     256,708              8.12
All Executive Officers and Directors
as a Group (8 Persons)                      1,509,977             45.34


(1) The information contained in this column is based upon information furnished to Fidelity as of November 26, 1999, by the individuals named above. The nature of beneficial ownership for shares shown in this column represent sole or shared voting and investment unless otherwise noted. At November 26, 1999, Fidelity had 3,147,662 shares of common stock outstanding.

(2) Includes 19,401 shares held in a Family Trust of Mr. Angermeier. The total also includes 3,940 shares which Mr. Angermeier has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors' Stock Option Plan.

(3) Includes 28,970 shares beneficially owned by Mr. Baugh. Also includes 1,970 shares which Mr. Baugh has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors' Stock Option Plan.

(4) Includes 196,783 shares held by Pedcor Investments, a limited liability company, of which Mr. Cordingley is a 41.985% owner and a co-chief executive officer and President; 6,835 shares held by the spouse of Mr. Cordingley; and 52,966 shares held by Gerald Pedigo, who together with Mr. Cordingley and others has filed a Schedule 13D as a "group" under
         Section 13(d)(3) of the Securities Exchange Act of 1934. The total also includes 39,916 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan; and 8,587 shares which Mr. Cordingley, Pedcor Investments, and Mr. Cordingley's wife are entitled to purchase upon exercise of 31 warrants acquired pursuant to the 1994 Rights Offering.

(5) Includes 9,744 shares held in the name of Mr. Cunningham's wife and 17,074 shares which Mr. Cunningham has the right to acquire pursuant to the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan.

(6) Includes 3,796 shares owned by the spouse of Mr. Davis, 16,226 shares which Mr. Davis holds as custodian for his minor daughter (Elizabeth Davis); 15,294 shares which Mr. Davis holds as custodian for his minor son (Christopher Davis); and 5,580 shares which Mr. Davis holds as custodian for his minor daughter (Gabrielle Davis). Also includes 39,916 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors' Stock Option Plan and 42,720 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under Fidelity's 1995 Key Employees' Stock Option Plan. Also includes 99,018 shares of Fidelity owned by Maybelle R. Davis, the mother of Mr. Davis, as to which shares Mr. Davis has authority to vote pursuant to a power of attorney.

(7) Includes 8,593 shares beneficially owned by Mr. Doerter. The total also includes 1,970 shares which Mr. Doerter has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors' Stock Option Plan.

(8) Includes 1,000 shares owned by the spouse of Mr. Neel. Also includes 13,423 shares which Mr. Neel has the right to acquire pursuant to the exercise of the stock options granted under Fidelity's 1995 Key Employees' Stock Option Plan.

(9) Includes 5,775 shares held by the spouse of Mr. Schnakenburg, 24,948 shares held by U.S. Industries Group, Inc., 52,263 shares held by Barry, Inc. and 40,378 shares held by BOAH Associates. The total also includes 13,497 shares which Mr. Schnakenburg has the right to acquire through the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan. The total also includes 74,109 shares of Fidelity pursuant to which Mr. Schnakenburg may exercise voting and investment power pursuant to a Power of Attorney.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires Fidelity's directors and executive officers, and persons who own more than 10% of a registered class of Fidelity's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Fidelity common stock and other equity securities of Fidelity. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Fidelity with copies of all Section 16(a) forms they file. To the best knowledge of Fidelity, during the most recent fiscal year ended June 30, 1999, there were no late filings with respect to the
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners.

                    ITEM 2. RATIFICATION OF THE SELECTION OF
                    ----------------------------------------
                              AUDITORS OF FIDELITY
                              --------------------

         The Board of Directors of Fidelity proposes that the shareholders ratify the selection of the firm of Olive LLP, Certified Public Accountants, as independent public accounts for Fidelity for the fiscal year ending June 30, 2000, subject to acceptance of the engagement by Olive LLP. Representatives of Olive LLP are expected to be present at the meeting and available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so. Olive LLP has been the independent auditors of Fidelity since 1982. In the event the selection of Olive LLP is not ratified by the shareholders, the Board of Directors will consider selection of other independent public accountants for the fiscal year ending June 30, 2000.

                             SHAREHOLDERS PROPOSALS

         Any proposal which a shareholder intends to bring before the next Annual Meeting of Shareholders to be held in 2000 must be received by Fidelity no later than August 4, 2000 for inclusion in next year's proxy statement. Such proposals should be addressed to Jack Cunningham, Chairman of Fidelity, at 700 S.

Green River Road, Suite 2000, PO Box 5584, Evansville, Indiana 47715. If a shareholder proposal is introduced at the 2000 Annual Meeting of Shareholders without any discussion of the proposal in Fidelity's proxy statement, and if the shareholder does not notify Fidelity on or before October 18, 2000, as required by SEC Rule 14a-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Shareholders, then proxies received by Fidelity for the 2000 Annual Meeting will be voted by the persons named as proxies in their discretion with respect to such proposal. Notice of such proposals is to be given to Jack Cunningham, Chairman of Fidelity in writing at 700 S. Green River Road, Suite 2000, PO Box 5584, Evansville, Indiana 47715.

                             ADDITIONAL INFORMATION

         The 1999 Annual Report to Shareholders, containing financial statements for the year ended June 30, 1999, and other information concerning the operations of Fidelity is enclosed herewith, but is not to be regarded as proxy soliciting material.

      UPON WRITTEN REQUEST, FIDELITY FEDERAL BANCORP WILL PROVIDE WITHOUT
        CHARGE TO EACH SHAREHOLDER A COPY OF FIDELITY'S ANNUAL REPORT ON
        FORM 10-K WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND
       EXCHANGE COMMISSION FOR THE YEAR ENDED JUNE 30, 1999. ALL REQUESTS
                            SHOULD BE ADDRESSED TO:

                      DEBBIE FRITZ, SHAREHOLDER RELATIONS
                            FIDELITY FEDERAL BANCORP
                      700 S. GREEN RIVER ROAD, SUITE 2000
                                  PO BOX 5584
                         EVANSVILLE, INDIANA 47716-5584


                                 OTHER MATTERS

         The Annual Meeting is called for the purposes set forth in the Notice. The Board of Directors of Fidelity does not know of any matters for action by shareholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the Annual Meeting. It is the intention of the persons named in the Proxy to vote pursuant to the Proxy with respect to such matters in accordance with the recommendations of the Board of Directors.

                                            By Order of the Board of Directors



                                            /s/ JACK CUNNINGHAM

                                            Jack Cunningham
                                            Chairman

                            FIDELITY FEDERAL BANCORP
                         Annual Meeting of Shareholders
                               December 22, 1999

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIDELITY FEDERAL BANCORP

         The undersigned shareholder of Fidelity Federal Bancorp, an Indiana corporation ("Fidelity"), hereby appoints Curt J. Angermeier, with full power to act alone, the true and lawful attorney-in-fact and proxy of the undersigned, with the full power of substitution and revocation, and hereby authorizes him to represent and to vote all shares of Common Stock of Fidelity held of record on November 26, 1999, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fidelity to be held at the downtown office of United Fidelity Bank, fsb, 18 N.W. Fourth Street, Evansville, Indiana on December 22, 1999, at 8:30 a.m., local time, and at any adjournment thereof, with all powers the undersigned would possess if personally present as follows:

Please specify choices by clearly marking the appropriate line.

ITEM 1.       Election of Directors
-------       ---------------------
              Nominee:     Jack Cunningham

                               FOR the nominee listed above
                           ---

                               WITHHOLD AUTHORITY to vote for the nominee
                               listed above
                           ---
ITEM 2.       Ratification of Accountants:
-------       ----------------------------
              Ratify the selection of Olive LLP, as independent public accountants for Fidelity for the fiscal year ending June 30, 2000.

                                FOR Olive LLP, as independent public
                                accountants
                           ---

                                AGAINST Olive LLP, as independent public
                                accountants
                           ---

                                ABSTAIN
                           ---

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS AND "FOR" THE RATIFICATION OF THE SELECTION OF OLIVE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                 Please sign exactly as name
                                                 appears hereon. If signing as a
                                                 representative, please include
                                                 capacity.


                                                 -------------------------------
                                                 Signature of Shareholder
                                                 (if jointly held)

                                                 Dated:                   , 1999
                                                       -------------------

                                                 Tax Identification
                                                 Number:
                                                        ------------------------



                                                 -------------------------------
                                                 Signature of Shareholder
                                                 (if jointly held)

                                                 Dated:                   , 1999
                                                       -------------------

                                                 Tax Identification
                                                 Number:
                                                        ------------------------